UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

July 21, 2005

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	000-24784	94-3003809
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

280 North Bernardo Avenue

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(650) 526-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 21, 2005, Pinnacle Systems, Inc. (“Pinnacle”) issued a press release announcing its net sales expectations for its fourth fiscal quarter ended June 30, 2005. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On July 21, 2005, Pinnacle issued a press release announcing its net sales expectations for its fourth fiscal quarter ended June 30, 2005. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Additional Information

In connection with the proposed acquisition of Pinnacle by Avid Technology, Inc. (“Avid”), Avid has filed with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus, and Avid and Pinnacle have mailed to their respective stockholders the Joint Proxy Statement/Prospectus. The Registration Statement and the Joint Proxy Statement/Prospectus contain important information about Avid, Pinnacle, the transaction, and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully.

Investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Avid and Pinnacle through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC from Avid by contacting Dean Ridlon, Investor Relations director for Avid, at telephone number (978) 640-5309, or from Pinnacle by contacting Deborah B. Demer of Demer IR Counsel, Inc. at telephone number (925) 938-2678, extension 224.

Avid and Pinnacle, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Avid’s directors and executive officers is contained in Avid’s Form 10-K for the year ended December 31, 2004 and in the Joint Proxy Statement/Prospectus, which are filed with the SEC and available free of charge as indicated above. Information regarding Pinnacle’s directors and executive officers is contained in Pinnacle’s Form 10-K for the year ended June 30, 2004 and its proxy statement dated September 30, 2004, which are filed with the SEC and available free of charge as indicated above. The interests of Avid’s and Pinnacle’s respective directors and executive officers in the solicitations with respect to the transactions in particular are more specifically set forth in the Registration Statement and the Joint Proxy Statement/Prospectus filed with the SEC, which is available free of charge as indicated above.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Pinnacle Systems, Inc. dated July 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE SYSTEMS, INC.

By:	/s/ Scott E. Martin
Scott E. Martin
Senior Vice President, Human Resources and Legal

Date: July 21, 2005

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